Exhibit 23
                                                 ----------


                 INDEPENDENT AUDITORS' CONSENT



South Jersey Gas Company:

        We consent to the incorporation by reference in Registration Statement No. 333-24065 on Form S-3 of South Jersey Gas Company of our report dated February 18, 1998 appearing in this Annual
Report on Form 10-K of South Jersey Gas Company for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
March 27, 1998